PROSPECTUS SUPPLEMENT

October 1, 2015

For

Executive Benefits (COLI) VUL

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2015 for Executive Benefits (COLI) VUL, a variable life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

The variable investment options descriptions for Fidelity VIP Freedom 2020 Portfolio (Service Class 2) and Fidelity VIP Freedom 2030 Portfolio (Service Class 2) appearing on page 33 of the Prospectus are deleted and replaced in their entirety with the following:

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
Fidelity VIP Freedom 2020 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	The Adviser may continue to seek high total return for several years beyond the fund’s target retirement date in an effort to achieve the fund’s overall investment objective. Investing in a combination of underlying Fidelity® Variable Insurance Products (VIP) domestic equity funds, international equity funds, bond funds, and short-term funds. Allocating assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 17% in domestic equity funds, 7% in international equity funds, 46% in bond funds, and 30% in short-term funds (approximately 10 to 19 years after the year 2020).	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Freedom 2030 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	The Adviser may continue to seek high total return for several years beyond the fund’s target retirement date in an effort to achieve the fund’s overall investment objective. Investing in a combination of underlying Fidelity® Variable Insurance Products (VIP) domestic equity funds, international equity funds, bond funds, and short-term funds. Allocating assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 17% in domestic equity funds, 7% in international equity funds, 46% in bond funds, and 30% in short-term funds (approximately 10 to 19 years after the year 2030).	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109

Not all investment options are available in all states.

Please refer to the fund’s prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

This Prospectus Supplement must be preceded or accompanied by the most recent Prospectus for the applicable product and should be retained with the Prospectus for future reference.